Fourth Quarter 2022 Conference Call

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “position,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Those following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward- looking statements: the COVID-19 pandemic and its effects; integration risks in connection with acquisitions; the risk of geographic concentration in Colorado, Arizona, Wyoming, California, and Montana; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of competition for investment managers and professionals; the risk of fluctuation in the value of our investment securities; the risk of changes in interest rates; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 15, 2022 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

3 Overview of 4Q22 Strong Deposit Growth 4Q22 Earnings Well Balanced Loan Growth ▪ Despite tighter underwriting and pricing criteria, total loans held for investment increased at 21% annualized rate ▪ Increasing contributions from newer markets in Arizona, Wyoming and Montana ▪ Growth in most major loan categories ▪ Strong deposit growth significantly reduced loan-to-deposit ratio ▪ Total Capital Ratio increased 53 bps from end of prior quarter to 12.37% Increase in Liquidity and Capital ▪ Increased focus on deposit gathering resulted in 44% annualized growth in total deposits ▪ Newer markets making larger contributions to deposit growth ▪ Net income available to common shareholders of $5.5 million, or $0.56 per diluted share ▪ Excluding acquisition-related expenses, adjusted net income of $5.6 million, or $0.58 per diluted share(1) (1) See Non-GAAP reconciliation

4 Net Income Available to Common Shareholders and Earnings per Share ▪ Net income of $5.5 million, or $0.56 diluted earnings per share, in 4Q22 ▪ Excluding acquisition-related expenses, adjusted diluted earnings per share(1) of $0.58 in 4Q22 ▪ Strong profitability resulted in 2.5% and 3.0% increase in book value per share and tangible book value per share(1), respectively, from 3Q22 ▪ Consistent value creation resulted in both book value and tangible book value per share(1) increasing by more than 9% during 2022 $1,917 $5,524 $4,482 $6,221 $5,471 $4,776 $5,922 $4,742 $6,337 $5,617 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Net Income Adjustments to Net Income $0.23 $0.57 $0.46 $0.64 $0.56 $0.57 $0.61 $0.49 $0.66 $0.58 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Net Income Adjustments to Net Income Net Income Available to Common Shareholders Diluted Earnings per Share (1) See Non-GAAP reconciliation (1) (1) (1) (1)(1) (1) (1) (1) (1) (1)

5 Loan Portfolio ▪ Total loans held for investment increased $121.2 million from prior quarter ▪ Continued strong loan production and a moderation in payoffs results in another quarter of significant loan growth ▪ Average rate on new loan production increased by more than 100 bps from prior quarter ▪ Growth primarily driven by commercial, residential mortgage, and construction lending 4Q 2021 3Q 2022 4Q 2022 Cash, Securities and Other $261,190 $154,748 $165,670 Consumer and Other(2) 34,758 50,429 49,954 Construction and Development 178,716 228,060 288,497 1-4 Family Residential 580,872 822,796 898,154 Non-Owner Occupied CRE 482,622 527,836 496,776 Owner Occupied CRE 212,426 220,075 216,056 Commercial and Industrial 203,584 350,954 361,028 Total Loans HFI $1,954,168 2,354,898 2,476,135 Loans held-for-sale (HFS) (3) 30,620 12,743 10,804 Total Loans $1,984,788 $2,367,641 $2,486,939 $252.3 $224.6 $101.8 $341.9 $292.7 $182.3 $122.3 $154.2 $157.7 $123.4 $115.4 $21.5 $25.6 $5.7 $2.6 $0.1 $0 $50 $100 $150 $200 $250 $300 $350 4Q21 1Q22 2Q22 3Q22 4Q22 Teton Acquired Production Loan Payoffs PPP Forgiveness (in millions) $1,693 $1,945 $2,029 $2,253 $2,445 $2,368 $2,487 $0 $400 $800 $1,200 $1,600 $2,000 $2,400 $2,800 4Q21 1Q22 2Q22 3Q22 4Q22 3Q22 4Q22 (1) Represents unpaid principal balance. Excludes deferred (fees) costs, and amortized premium/ (unaccreted discount) and fair value adjustments on loans accounted for under the fair value option. (2) Includes loans held for investment accounted for under fair value option of $23.4 million and $22.6 million as of December 31, 2022 and September 30, 2022, respectively. (3) Includes $2.0 million loans held for sale that are not Mortgage loans held for sale as of December 31, 2022. ($ in thousands, as of quarter end) Loan Portfolio Composition(1) Loan Portfolio Details Loan Production & Loan Payoffs Total Loans(1) Average Period End

6 Total Deposits ▪ Total deposits increased at 44% annualized rate in 4Q22 ▪ Some migration of noninterest-bearing deposits into interest-bearing categories as clients seek higher rates for their excess liquidity ▪ Time deposits added to lock-in longer-term fixed rate funding and help improve ability to manage funding costs going forward 4Q 2021 3Q 2022 4Q 2022 Money market deposit accounts $1,056,669 $1,010,846 $1,336,092 Time deposits 170,491 186,680 224,090 NOW 309,940 277,225 234,778 Savings accounts 32,299 30,641 27,177 Noninterest-bearing accounts 636,304 662,055 583,092 Total Deposits $2,205,703 $2,167,447 $2,405,229 $1,805 $2,274 $2,227 $2,154 $2,242 $2,167 $2,405 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 4Q21 1Q22 2Q22 3Q22 4Q22 3Q22 4Q22 Average Period End ($ in millions) Deposit Portfolio Composition Total Deposits

7 Trust and Investment Management ▪ Total assets under management increased $188.6 million from September 30, 2022 to $6.11 billion as of December 31, 2022 ▪ All model portfolios continue to outperform their respective benchmark helping moderate the impact of this year’s market pullback $7,352 $7,199 $6,278 $5,918 $6,107 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody (in millions, as of quarter end) Total Assets Under Management

(1) See Non-GAAP reconciliation Gross Revenue ▪ Gross revenue(1) relatively consistent with prior quarter ▪ Higher non-interest income partially offset decline in net interest income ▪ Consistent growth in balance sheet and client base resulted in 4Q22 gross revenue(1) increasing 23.8% from same quarter in 2021, despite mortgage revenues declining Non-interest Income $6,561 Net Interest Income $21,842 23.9% 76.1% $23.4 $26.9 $26.9 $29.3 $29.0 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Wealth Management Mortgage (in millions) 4Q22 Gross Revenue(1) Gross Revenue(1) 8

9 Net Interest Income and Net Interest Margin ▪ Net interest income decreased to $21.8 million, or 4.6%, from $22.9 million in 3Q22, but increased 51.6% from $14.4 million in 4Q21 ▪ Net interest income decreased from 3Q22 due to higher interest expense resulting from strong deposit growth and increase in average cost of deposits ▪ Net interest margin, excluding PPP and purchase accretion (1), decreased 47 bps to 3.31%, due to increase in average cost of funds ▪ Net interest margin expected to decrease in 1Q23 $14,407 $18,305 $20,152 $22,906 $21,842 $0 $5,000 $10,000 $15,000 $20,000 $25,000 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 2.95% 2.98% 3.35% 3.76% 3.32% 2.92% 2.87%(1) 3.30% 3.78% 3.31% -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Net Interest Margin Adjusted Net Interest Margin (1) (1) (1) (1) (in thousands) (1) See Non-GAAP reconciliation Net Interest Income Net Interest Margin

10 Non-Interest Income ▪ Non-interest income increased 3.4% from 3Q22, primarily due to increases in bank fees and risk management and insurance fees ▪ Increase in risk management and insurance fees reflect typical seasonal increase in fourth quarter, while increase in bank fees partially driven by higher loan prepayment penalty fees ▪ Trust and Investment Management fees and net gain on mortgage loans beginning to stabilize ▪ Volume of locks on mortgage loans originated for sale declined 32% from the prior quarter, with 95% of the originations being purchase loans $9,516 $8,579 $6,926 $6,345 $6,561 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Trust and Investment Management Fees Net Gain on Mortgage Loans Bank Fees Risk Management and Insurance Fees Income on Company-Owned Life Insurance Other $5,197 $5,168 $4,784 $4,664 $4,358 $4,000 $4,200 $4,400 $4,600 $4,800 $5,000 $5,200 $5,400 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 (in thousands)(in thousands) Total Non-Interest Income Trust and Investment Management Fees

11 Non-Interest Expense and Efficiency Ratio ▪ Non-interest expense increased 3.3% from 3Q22 ▪ Increase primarily attributable to higher data processing fees and other operational costs related to enhancements to Trust and Investment Management platform ▪ Following investments in talent and technology in 2022, growth in non-interest expense expected to moderate in 2023 ▪ Non-interest expense for 1Q23 expected to range from $20-$21 million $3,700 $604 $424 $231 $272 $20,524 $19,358 $20,583 $19,260 $19,905 $0 $5,000 $10,000 $15,000 $20,000 $25,000 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Non-Interest Expense Adjustments to Non-Interest Expense (1) 71.77% 69.68% 74.85% 64.94% 67.66% 0% 20% 40% 60% 80% 100% Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 (1) See Non-GAAP reconciliation Total Non-Interest Expense Operating Efficiency Ratio(1) (in thousands) (1) (1)(1) (1) (1) (1) (1)

12 Asset Quality ▪ Increase in NPAs primarily attributable to one commercial loan with multiple sources of repayment ▪ $1.2 million provision for loan losses related to growth in total loans and changes in portfolio mix ▪ ALLL/Adjusted Total Loans(1) increased to 0.78% in 4Q22 from 0.77% in 3Q22 ▪ CECL adopted on January 1, 2023 with preliminary estimate of ACL/Total Loans of 75-90 bps and 30-45 bps coverage on off-balance sheet commitments 0.17% 0.17% 0.17% 0.14% 0.43% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Non-Performing Assets/Total Assets Net Charge-Offs/Average Loans (1) Adjusted Total Loans – Total Loans minus PPP loans, acquired loans, and loans accounted for under fair value option; see non-GAAP reconciliation

13 2023 Outlook and Priorities ▪ Well positioned to protect shareholder value during economic downturn and generate profitable growth as economic conditions improve ▪ Increased focus on core deposit gathering to fund loan production ▪ Strong business development capabilities and increasing contributions from newer markets in Arizona, Wyoming and Montana expected to continue resulting in solid loan growth ▪ Additional resources allocated to business development in Trust and Investment Management business ▪ Disciplined expense control should result in revenue growth rate exceeding expense growth rate ▪ Increased operating leverage focus should result in further earnings growth

Appendix 14

15 Capital and Liquidity Overview 9.28% 9.28% 12.37% 7.81% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Tier 1 Capital to Risk-Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk-Weighted Assets Tier 1 Capital to Average Assets Liquidity Funding Sources (as of 12/31/22) Liquidity Reserves: Total Available Cash $ 194,871 Unpledged Investment Securities 58,498 Borrowed Funds: Unsecured: Credit Lines 29,000 Secured: FHLB Available 751,224 Brokered Remaining Capacity 445,175 Total Liquidity Funding Sources $ 1,479,112 Loan to Deposit Ratio 102.7% $91,662 $104,411 $130,704 $187,139 $208,760 $11.50 $13.15 $16.44 $19.87 $21.99 $10.00 $15.00 $20.00 $25.00 $30.00 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 $220,000 $240,000 4Q18 4Q19 4Q20 4Q21 4Q22 TCE TBV/Share (in thousands) (1) See Non-GAAP reconciliation Consolidated Capital Ratios (as of 12/31/22) Tangible Common Equity / TBV per Share(1) (in thousands)

Non-GAAP Reconciliation

Consolidated Efficiency Ratio	For the Three Months Ended,				
(Dollars in thousands)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Non-interest expense	$20,524	$19,358	$20,583	$19,260	$19,905
Less: amortization	4	77	77	77	77
Less: acquisition related expenses	3,696	527	347	154	195
Adjusted non-interest expense	$16,824	$18,754	$20,159	$19,029	$19,633
Net interest income	$14,407	$18,305	$20,152	$22,906	$21,842
Non-interest income	9,516	8,579	6,926	6,345	6,561
Less: unrealized gains/(losses) recognized on equity securities	(7)	(32)	299	75	-
Less: net gain/(loss) on loans accounted for under the fair value option	-	-	(155)	(134)	(602)
Less: Net gain on equity interests	489	1	-	6	-
Less: Net (loss)/gain on loans held for sale at fair value	-	-	-	-	(12)
Adjusted non-interest income	9,034	8,610	6,782	6,398	7,175
Total income	$23,440	$26,915	$26,934	$29,304	$29,017
Efficiency ratio	**71.77%**	**69.68%**	**74.85%**	**64.94%**	**67.66%**

Consolidated Tangible Common Book Value Per Share	As of,					
(Dollars in thousands)	Dec. 31, 2018	Dec. 31, 2019	Dec. 31, 2020	Dec. 31, 2021	September 30, 2022	Dec. 31, 2022
Total shareholders' equity	$116,875	$127,678	$154,962	$219,041	$234,862	$240,864
Less:						
Goodwill and other intangibles, net	25,213	19,714	24,258	31,902	32,181	32,104
Intangibles held for sale[(1)]	-	3,553	-	-	-	-
Tangible common equity	91,662	104,411	$130,704	187,139	202,681	208,760
Common shares outstanding, end of period	7,968,420	7,940,168	7,951,773	9,419,271	9,492,006	9,495,440
Tangible common book value per share	**$11.50**	**$13.15**	**$16.44**	**$19.87**	**$21.35**	**$21.99**
					Net income available to common shareholders	**$5,471**
					Return on tangible common equity (annualized)	**10.48%**

(1) Represents the intangible portion of assets held for sale

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FIRSTwestern

17 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Total income before non-interest expense $20,612 $24,156 $25,282 $26,555 $26,623 Less: unrealized gains/(losses) recognized on equity securities (7) (32) 299 75 - Less: net gain/(loss) on loans accounted for under the fair value option - - (155) (134) (602) Less: net gain on equity interests 489 1 - 6 - Less: net (loss)/gain on loans held for sale at fair value - - - - (12) Plus: provision for loan loss 812 210 519 1,756 1,197 Gross revenue $20,942 $24,397 $25,657 $28,364 $28,434 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Total income before non-interest expense $2,498 $2,518 $1,277 $940 $583 Plus: provision for loan loss - - - - - Gross revenue $2,498 $2,518 $1,277 $940 $583 Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Total income before non-interest expense $23,110 $26,674 $26,559 $27,495 $27,206 Less: unrealized gains/(losses) recognized on equity securities (7) (32) 299 75 - Less: net gain/(loss) on loans accounted for under the fair value option - - (155) (134) (602) Less: net gain on equity interests 489 1 - 6 - Less: net (loss)/gain on loans held for sale at fair value - - - - (12) Plus: provision for loan loss 812 210 519 1,756 1,197 Gross revenue $23,440 $26,915 $26,934 $29,304 $29,017 Gross Revenue excluding net gain on mortgage loans For the Three Months Ended, (Dollars in thousands) December 31, 2021 September 30, 2022 December 31, 2022 Gross revenue $23,440 $29,304 $29,017 Less: net gain on mortgage loans 2,470 885 775 Gross revenue excluding net gain on mortgage loans $20,970 $28,419 $28,242

18 Non-GAAP Reconciliation Adjusted net income available to common shareholders For the Three Months Ended, (Dollars in thousands, except per share data) December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Net income available to common shareholders $1,917 $5,524 $4,482 $6,221 $5,471 Plus: acquisition related expense including tax impact 2,859 398 260 116 146 Adjusted net income to common shareholders $4,776 $5,922 $4,742 $6,337 $5,617 Adjusted diluted earnings per share For the Three Months Ended, (Dollars in thousands, except per share data) December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Diluted earnings per share $0.23 $0.57 $0.46 $0.64 $0.56 Plus: acquisition related expenses including tax impact 0.34 0.04 0.03 0.02 0.02 Adjusted diluted earnings per share $0.57 $0.61 $0.49 $0.66 $0.58 Allowance for loan losses to Bank originated loans excluding PPP As of (Dollars in thousands) December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Total loans held for investment $1,954,168 $1,931,122 $2,150,148 $2,354,898 $2,476,135 Less: Acquired loans 360,661 323,563 287,623 248,573 234,717 Less: PPP loans 40,062 13,109 9,053 6,905 6,378 Less: Purchased loans accounted for under fair value - 6.368 21,149 22,648 23,415 Loans excluding acquired and PPP 1,553,445 1,588,082 1,832,323 2,076,772 2,211,625 Allowance for loan losses 13,732 13,885 14,357 16,081 17,183 Allowance for loan losses to Bank originated loans excluding PPP 0.88% 0.87% 0.78% 0.77% 0.78% Pre-tax, pre-provision net income For the Three Months Ended, (Dollars in thousands) December 31, 2021 September 30, 2022 December 31, 2022 Income before income taxes $2,587 $8,235 $7,301 Plus: provision for loan losses 812 1,756 1,197 Pre-tax, pre-provision net income $3,399 $9,991 $8,498

Non-GAAP Reconciliation

Adjusted net interest margin	For the Three Months Ended December 31, 2021			For the Three Months Ended March 31, 2022			For the Three Months Ended June 30, 2022			For the Three Months Ended September 30, 2022			For the Three Months Ended December 31, 2022		
(Dollars in thousands)	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate
Interest-bearing deposits in other financial institutions	279,406	109		475,942	232		321,673	549		101,824	533		103,190	931	
PPP adjustment	9,556	3		12,378	6		4,493	9		2,798	16		1,736	16	
Investment securities	36,001	226		55,739	337		69,320	418		87,340	653		84,017	645	
Correspondent bank stock	1,744	20		1,663	21		1,555	13		4,924	109		11,880	237	
PPP adjustment	-	-		-	-		-	-		-	-		-	-	
Loans	1,653,920	15,398		1,922,770	19,096		2,010,024	20,663		2,241,343	25,345		2,436,273	30,691	
PPP adjustment	(51,825)	(622)		(30,481)	(491)		(13,385)	(148)		(9,026)	(73)		(7,350)	(32)	
Purchase Accretion adjustment	-	398		-	(328)		-	(288)		-	114		-	(87)	
Adjusted total Interest-earning assets	1,928,802	15,532		2,438,011	18,873		2,393,680	21,216		2,429,203	26,697		2,629,746	32,401	
Interest-bearing deposits		813			943			1,103			2,706			8,260	
PPP adjustment		-			-			-			-			-	
Federal Home Loan Bank Topeka and Federal Reserve borrowings		55			39			28			666			1,916	
PPP adjustment		(31)			(16)			(8)			(3)			(6)	
Subordinated notes		477			400			361			362			486	
Adjusted total interest-bearing liabilities		1,314			1,366			1,484			3,731			10,656	
Net interest income		14,218			17,507			19,732			22,966			21,745	
Adjusted net interest margin			**2.95%**			**2.87%**			**3.30%**			**3.78%**			**3.31%**

19